UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07056

Nuveen Select Maturities Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 September 2018

Nuveen Municipal Closed-End Fund

NIM Nuveen Select Maturities Municipal Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Share Information	8

Risk Considerations	10

Performance Overview and Holding Summaries	11

Shareholder Meeting Report	13

Portfolio of Investments	14

Statement of Assets and Liabilities	29

Statement of Operations	30

Statement of Changes in Net Assets	31

Financial Highlights	32

Notes to Financial Statements	34

Additional Fund Information	42

Glossary of Terms Used in this Report	43

Reinvest Automatically, Easily and Conveniently	44

Annual Investment Management Agreement Approval Process	45

Chairman’s Letter to Shareholders

Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
If stock markets are forward looking, then recent volatility suggests views are changing and becoming more divergent. Rising interest rates, moderating earnings growth prospects and a weakening global economic outlook have clouded the horizon, which led to a sharp sell-off in global equities during October. Similar to the remarkably low volatility of 2017, the summer of 2018 was relatively calm again. But more recent market action serves as another reminder that stock price fluctuations are actually the norm, not the exception.
With economic growth in China and Europe already slowing this year, and U.S. growth possibly peaking, investors remain attuned to how trade conflicts, politics and tightening monetary policy might test the global economy’s resilience. However, it’s important to remember the markets are not the economy and vice-versa. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy, but European corporate earnings remain healthy, their central bank has reaffirmed its commitment to a gradual stimulus withdrawal and more clarity on Brexit should emerge in the countdown to the March 2019 deadline.
Headlines and political turbulence will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
November 20, 2018

Portfolio Manager’s Comments

Nuveen Select Maturities Municipal Fund (NIM)
This Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Paul L. Brennan, CFA, reviews key investment strategies and the six-month performance of the Nuveen Select Maturities Municipal Fund (NIM). Paul has managed NIM since 2006.
What key strategies were used to manage NIM during the six-month reporting period ended September 30, 2018?
The broad municipal bond market notched a small gain over the reporting period. The Federal Reserve’s series of gradual policy rate increases pushed U.S. Treasury yields higher, most notably across shorter maturities, which flattened the Treasury yield curve. Rates also rose across the municipal yield curve, but the move was uneven. The shortest and longest ends of the municipal curve saw more pronounced increases, while the middle of the curve experience a much smaller move. While rising interest rates weighed on municipal bond prices (as bond prices and yields move in opposite directions), strong credit fundamentals remained supportive of municipal bond market. The solid economic expansion, growing state and municipal tax revenues, and low defaults continued to draw yield-seeking investors to the municipal market. Robust demand for municipal bonds, along with shrinking issuance, provided a favorable technical backdrop that helped boost the overall relative value of municipal bonds. During this time, we continued to take a bottom-up approach to identifying individual credits across multiple sectors that appeared undervalued and had the potential to perform well over the long term.
The Fund’s overall positioning remained relatively unchanged during the reporting period, emphasizing intermediate and longer maturities, lower rated credits and sectors offering higher yields. We continued to seek attractive relative value opportunities to enhance the Funds’ long-term performance potential. Trading activity was somewhat lighter than usual in this reporting period, as we believed the Fund was already well positioned for the market environment. New purchases include Connecticut state general obligation bonds, LAX Integrated Express Solutions Automated People Mover Project credits and issues for Intel Corporation facilities in Arizona and Oregon. Additionally, call activity was elevated in the tobacco sector during this reporting period, which affected NIM, as New Jersey and California refunded their tobacco settlement bonds in this reporting period. We reinvested some of the proceeds from the refunded tobacco bonds, which were rated below investment grade, back into the new issues, which were issued with investment grade ratings.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)

Cash for new purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep NIM fully invested and support the Fund’s income stream. Because NIM is an intermediate maturity Fund, it typically has a greater number of bonds maturing or being called than funds with longer average maturity targets. We also selectively sold positions with less compelling performance prospects when prevailing market conditions were favorable and reinvested the proceeds in bonds with stronger long-term potential. Overall, the Fund’s sector positioning remained stable, while the AA-rated exposure increased marginally due to bonds that were upgraded or refinanced with higher rated issues.
How did NIM perform during the six-month reporting period ended September 30, 2018?
The table in NIM’s Performance Overview and Holding Summaries section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended September 30, 2018. The Fund’s returns are compared with the performance of a corresponding market index.
For the six months ended September 30, 2018, the total return on net asset value (NAV) for NIM outperformed the return for the S&P Municipal Bond Intermediate Index.
The factors affecting the Fund’s performance during this reporting period included duration and yield curve positioning, credit exposure, sector allocation and credit selection. Yields rose asymmetrically in this reporting period, with yields on shorter-dated bonds (especially 0- to 3-year) and the longest-dated bonds (15 years and longer) increasing considerably, while the intermediate portion of the curve (roughly 4- to 10-years) rose only modestly. The Fund was favorably positioned across maturities to take advantage of the yield curve’s twisting movement, and this combined with the Fund’s shorter duration positively impacted performance. Particularly beneficial was the Fund’s large exposure to 0- to 2-year bonds, which outperformed.
The Fund’s credit ratings allocations contributed to outperformance during the reporting period, driven by overweight allocations to bonds rated single A and below. These bonds continued to exhibit appealing and generally stable yield premiums supported by continued favorable municipal financial performance, supportive economic and monetary policies and investor support, leading to outperformance versus otherwise comparable bonds with higher ratings.
The Fund’s sector allocations were concurrently favorable with many over- and underweight decisions a by-product of our rating allocation. The Fund’s exposures to the tobacco and industrial development revenue (IDR) sectors were notable contributors. The tobacco sector performed well as several large tobacco settlement bond issuers, including New Jersey and California, refinanced their legacy bonds during the reporting period and fueled speculation that other state issuers may follow suit. The IDR sector’s performance was mainly driven by the performance of FirstEnergy Solutions. The energy supplier had performed poorly earlier in 2017 amid credit concerns relating to its parent company’s plan to exit the power generation business (as detailed in “An Update on FirstEnergy Solutions Corp.” at the end of this commentary). Recent progress on negotiations with bondholders helped the bonds appreciate during this reporting period, which was positive for the Fund’s performance.
We also saw outperformance across a number of our individual credit selections. In addition to FirstEnergy, holdings in Illinois (including Chicago-related credits) and Connecticut bonds performed well in this reporting period. We had bought those bonds when their prices were weakened by temporary factors such as a glut of issuance or credit concerns, and performance improved notably as those conditions abated. Florida Brightline Rail Project bonds, issued for a passenger train connecting Miami, Fort Lauderdale and West Palm Beach, contributed to performance as construction was completed and the rail line began operating. Merger and acquisition activity in the hospital sector helped boost holdings in Presence Health (acquired by Ascension) and Centegra Health Systems (acquired by Northwestern Medicine).

An Update on FirstEnergy Solutions Corp.
FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on March 18, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy Corp, FirstEnergy Solution’s, parent announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen funds are included, entered into an “Agreement in Principal” with FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.
In terms of FirstEnergy Solutions holdings, shareholders should note that NIM had 1.27% exposure, which was a mix of unsecured and secured holdings.

Share Information

DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of September 30, 2018. The Fund’s distribution levels may vary over time based on its investment activity and portfolio investment value changes.
During the current reporting period, the Fund’s distributions to shareholders were as shown in the accompanying table.

Per Share
Monthly Distributions (Ex-Dividend Date)	Amounts
April 2018	$0.0260
May	0.0260
June	0.0260
July	0.0260
August	0.0260
September 2018	0.0265
Total Distributions from Net Investment Income	$0.1565
Yields
Market Yield*	3.32%
Taxable-Equivalent Yield*	4.37%

*
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 24.0%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

SHARE REPURCHASES
During August 2018, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of September 30, 2018, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

Shares cumulatively repurchased and retired	0
Shares authorized for repurchase	1,245,000

OTHER SHARE INFORMATION
As of September 30, 2018, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

NAV	$10.32
Share price	$9.58
Premium/(Discount) to NAV	(7.17)%
6-month average premium/(discount) to NAV	(6.41)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Select Maturities Municipal Fund (NIM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NIM.

NIM	Nuveen Select Maturities Municipal Fund
Performance Overview and Holding Summaries as of
September 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NIM at NAV	1.33%	1.11%	3.31%	4.24%
NIM at Share Price	0.47%	(4.10)%	2.93%	4.33%
S&P Municipal Bond Intermediate Index	0.80%	(0.19)%	3.02%	4.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NIM	Performance Overview and Holding Summaries as of
September 30, 2018 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.0%
Corporate Bonds	0.0%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
U.S. Guaranteed	9.2%
AAA	1.6%
AA	23.6%
A	32.1%
BBB	20.3%
BB or Lower	7.7%
N/R (not rated)	5.5%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	16.9%
Transportation	16.3%
Utilities	15.8%
Tax Obligation/General	13.6%
Health Care	12.6%
U.S. Guaranteed	8.5%
Consumer Staples	5.7%
Other	10.6%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	16.0%
New Jersey	8.1%
California	7.0%
Pennsylvania	6.3%
Texas	6.2%
Ohio	5.5%
Wisconsin	4.0%
New York	3.8%
South Carolina	3.7%
Florida	3.7%
Arizona	3.5%
Louisiana	3.1%
Nevada	2.3%
Washington	2.2%
Colorado	2.1%
Indiana	2.0%
North Carolina	1.4%
Other	19.1%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on August 8, 2018 for NIM; at this meeting the shareholders were asked to elect Board Members.

NIM
Common
Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	11,495,293
Withhold	163,015
Total	11,658,308
Jack B. Evans
For	11,489,047
Withhold	169,261
Total	11,658,308
Albin F. Moschner
For	11,513,610
Withhold	144,698
Total	11,658,308
William J. Schneider
For	11,475,648
Withhold	182,690
Total	11,658,338

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.0%
	MUNICIPAL BONDS – 99.0%
	Alabama – 1.3%
$ 210	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A,	9/23 at 100.31	N/R	$ 220,998
	4.000%, 12/01/48 (Mandatory put 12/01/23)
300	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%,	3/21 at 100.59	Aa2	311,283
	7/01/46 (Mandatory put 6/01/21)
500	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%,	4/22 at 100.52	Aa2	523,730
	8/01/47 (Mandatory put 7/01/22)
125	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill	4/25 at 101.00	N/R	128,022
	College Project, Series 2015, 5.000%, 4/15/27
480	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Series	3/24 at 100.28	A	505,070
	2018A, 4.000%, 6/01/49 (Mandatory put 6/01/24)
1,615	Total Alabama			1,689,103
	Alaska – 0.2%
150	Alaska Industrial Development and Export Authority, Loan Anticipation Revenue Notes, YKHC	12/19 at 100.00	N/R	151,413
	Project, Series 2017, 3.500%, 12/01/20
155	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	161,240
305	Total Alaska			312,653
	Arizona – 3.5%
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s
	Hospital, Refunding Series 2012A:
275	5.000%, 2/01/20	No Opt. Call	A+	284,446
290	5.000%, 2/01/27	2/22 at 100.00	A+	311,579
100	Arizona Industrial Development Authority, Education Revenue Bonds, Legacy Traditional School	7/19 at 101.00	N/R	98,826
	Southwest Las Vegas Nevada Campus, Series 2018, 5.250%, 7/01/22, 144A
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility
	Project, Refunding Senior Series 2012A:
425	5.000%, 7/01/25	7/22 at 100.00	A1	455,676
685	5.000%, 7/01/26	7/22 at 100.00	A1	732,183
685	5.000%, 7/01/27	7/22 at 100.00	A1	730,429
345	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project,	No Opt. Call	A+	342,954
	Series 2005, 2.400%, 12/01/35 (Mandatory put 8/14/23)
60	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project,	No Opt. Call	A+	59,728
	Series 2007, 2.700%, 12/01/37 (Mandatory put 8/14/23) (Alternative Minimum Tax)
120	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy	7/19 at 101.00	N/R	117,178
	Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%,
	7/01/22, 144A
115	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power	3/23 at 100.00	A–	119,525
	Company Project, Series 2013A, 4.000%, 9/01/29
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.
	Prepay Contract Obligations, Series 2007:
135	5.250%, 12/01/19	No Opt. Call	BBB+	139,495
210	5.000%, 12/01/32	No Opt. Call	BBB+	243,657
745	5.000%, 12/01/37	No Opt. Call	BBB+	864,759
4,190	Total Arizona			4,500,435
	Arkansas – 0.4%
540	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light	No Opt. Call	A	539,930
	Company Project, Series 2013, 2.375%, 1/01/21

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California – 7.0%
$ 390	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series	2/27 at 100.00	AA	$ 390,815
	2017, 3.750%, 2/01/32
275	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace	7/26 at 100.00	BB	291,643
	Academy Project, Series 2016A, 5.000%, 7/01/31, 144A
1,040	California Municipal Finance Authority, Revenue Bonds, LAX Integrated Express Solutions	6/28 at 100.00	AA	995,186
	Automated People Mover Project, Senior Lien Series 2018A, 3.250%, 12/31/32 – AGM
	Insured (Alternative Minimum Tax)
105	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	104,899
	Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25)
	(Alternative Minimum Tax)
290	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	295,878
	Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)
205	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	204,477
	Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax)
525	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	AA–	550,252
125	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	12/24 at 100.00	BB	137,829
	University Medical Center, Series 2014A, 5.250%, 12/01/29
710	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	No Opt. Call	BB–	792,253
	University Medical Center, Series 2018A, 5.000%, 12/01/27, 144A
250	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series	1/23 at 100.00	BBB	261,650
	2012, 5.000%, 1/01/24
215	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	BBB	215,295
	Bonds, Series 2018A-1, 3.500%, 6/01/36
100	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills	9/24 at 100.00	N/R	108,336
	Improvement Area A & C, Series 2014C, 5.000%, 9/01/32
285	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities	12/18 at 100.00	AA	285,553
	District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured
1,000	Mount San Antonio Community College District, Los Angeles County, California, General	2/28 at 100.00	Aa1	965,680
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (4)
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/25 –	No Opt. Call	AA	1,626,440
	AGC Insured
35	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series	6/23 at 100.00	BBB	38,518
	2013A, 5.750%, 6/01/44
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding Series	No Opt. Call	AAA	966,400
	2011, 0.000%, 8/01/37
415	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	1/25 at 100.00	A–	460,455
	Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29
215	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A,	No Opt. Call	Baa1	240,106
	5.000%, 7/01/25
10,180	Total California			8,931,665
	Colorado – 2.0%
750	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017, 4.000%,	12/27 at 100.00	A–	769,222
	6/30/30 (Alternative Minimum Tax)
250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	No Opt. Call	BBB+	267,505
	Series 2008D-3, 5.000%, 10/01/38 (Mandatory put 11/12/21)
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
300	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	202,152
250	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	140,942
1,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 –	9/20 at 41.72	A	393,060
	NPFG Insured
500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding	No Opt. Call	N/R	523,460
	Series 2013, 5.000%, 12/01/20, 144A

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 210	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private	7/20 at 100.00	BBB+	$ 218,520
	Activity Bonds, Series 2010, 6.000%, 1/15/41
100	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series	No Opt. Call	Ba1	98,301
	2017A-1, 3.500%, 12/01/27
3,360	Total Colorado			2,613,162
	Connecticut – 0.4%
300	Connecticut State, General Obligation Bonds, Refunding Series 2012C, 5.000%, 6/01/22	No Opt. Call	A1	324,669
110	Connecticut State, General Obligation Bonds, Refunding Series 2016G, 5.000%, 11/01/20	No Opt. Call	A1	115,815
25	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/22	No Opt. Call	A1	27,076
90	Connecticut State, General Obligation Bonds, Series 2013C, 5.000%, 7/15/22	No Opt. Call	A1	97,601
525	Total Connecticut			565,161
	Delaware – 0.1%
170	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013,	7/23 at 100.00	BBB+	181,669
	5.000%, 7/01/28
	District of Columbia – 0.8%
120	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC	10/22 at 100.00	BB+	121,997
	Issue, Series 2013, 5.000%, 10/01/30
850	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds,	No Opt. Call	A–	949,118
	Series 2001, 6.500%, 5/15/33
970	Total District of Columbia			1,071,115
	Florida – 3.6%
285	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series	No Opt. Call	AA	278,761
	2017, 3.000%, 9/01/28 – AGM Insured
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds,
	Series 2015A-1:
555	5.000%, 6/01/22	12/21 at 100.00	AA	601,520
390	5.000%, 6/01/25	12/24 at 100.00	AA	442,978
455	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds,	No Opt. Call	AA	475,766
	Senior Secured Series 2012A-1, 5.000%, 6/01/20
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University,
	Refunding Series 2013:
80	4.750%, 11/01/23	No Opt. Call	BBB–	82,758
370	6.000%, 11/01/33	11/23 at 100.00	BBB–	404,414
1,115	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds,	1/19 at 105.00	N/R	1,162,822
	Brightline Passenger Rail Project – South Segment, Series 2017, 5.625%, 1/01/47, 144A
	(Alternative Minimum Tax)
	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System,
	Series 2009:
10	5.500%, 6/01/29 (Pre-refunded 6/01/19) – AGM Insured	6/19 at 100.00	AA (5)	10,239
10	5.625%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (5)	10,247
330	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010,	No Opt. Call	A+	340,081
	5.000%, 10/01/20
90	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH	12/24 at 100.00	BBB+	97,060
	Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31
	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project,
	Refunding & Capital Improvement Series 2012A:
135	5.000%, 9/01/22	No Opt. Call	A+	148,036
350	5.000%, 9/01/23	9/22 at 100.00	A+	383,796
185	5.000%, 9/01/25	9/22 at 100.00	A+	201,994
4,360	Total Florida			4,640,472
	Georgia – 0.9%
145	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995, 5.200%,	8/22 at 100.00	N/R (5)	154,173
	8/01/25 (Pre-refunded 8/01/22) – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 900	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa2	$ 975,393
	Refunding Series 2012C, 5.250%, 10/01/23
1,045	Total Georgia			1,129,566
	Guam – 0.2%
140	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/23 at 100.00	A–	150,681
	Series 2013, 5.500%, 7/01/43
150	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43	10/23 at 100.00	BBB+	167,791
	(Alternative Minimum Tax)
290	Total Guam			318,472
	Hawaii – 1.3%
200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	208,386
	University, Series 2013A, 6.250%, 7/01/27
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric	No Opt. Call	A–	983,370
	Company, Inc. and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (Alternative Minimum Tax)
20	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health	7/25 at 100.00	AA–	22,543
	Systems, Series 2015A, 5.000%, 7/01/29
510	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds,	No Opt. Call	A–	511,132
	Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25
	(Alternative Minimum Tax)
1,730	Total Hawaii			1,725,431
	Idaho – 0.4%
475	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project,	No Opt. Call	BBB–	467,144
	Refunding Series 2016, 2.750%, 10/01/24
	Illinois – 15.8%
	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
10	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	9,560
10	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	9,479
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	23,392
25	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	22,780
25	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	23,105
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
15	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	14,340
15	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	14,219
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	23,392
35	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	32,132
40	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	36,787
1,215	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	1,408,999
	2016, 6.000%, 4/01/46
750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	12/27 at 100.00	B+	903,690
	Series 2017B, 6.750%, 12/01/30, 144A
290	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	12/27 at 100.00	B+	302,766
	Series 2017C, 5.000%, 12/01/30
200	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	12/27 at 100.00	B+	208,192
	Series 2017D, 5.000%, 12/01/31
255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	No Opt. Call	B+	256,724
	Series 2018A, 4.000%, 12/01/21
300	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien	1/25 at 100.00	A	324,339
	Refunding Series 2015A, 5.000%, 1/01/33 (Alternative Minimum Tax)
75	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C,	1/19 at 100.00	BBB+	75,349
	5.000%, 1/01/27

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
$ 200	5.000%, 1/01/23	No Opt. Call	BBB+	$ 213,034
225	5.000%, 1/01/24	No Opt. Call	BBB+	241,596
190	5.000%, 1/01/25	No Opt. Call	BBB+	205,194
55	5.000%, 1/01/26	No Opt. Call	BBB+	59,615
325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 11/15/21	No Opt. Call	AA–	352,384
185	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A, 5.000%, 11/15/20	No Opt. Call	AA–	196,259
590	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 3.300%,	3/26 at 100.00	AA	564,636
	3/01/28 – BAM Insured
625	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke	No Opt. Call	Aa3	619,369
	Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory put 8/01/20)
1,850	Illinois Finance Authority, Revenue Bonds, Ascension Health/Presence Health Network, Series	No Opt. Call	AA+	1,992,450
	2016C, 4.000%, 2/15/24
455	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BB+	494,317
560	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A,	9/24 at 100.00	BB+	577,954
	4.625%, 9/01/39
250	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.250%, 4/01/22	11/18 at 100.00	BB (5)	250,677
	(Pre-refunded 11/01/18)
	Illinois State, General Obligation Bonds, February Series 2014:
370	5.000%, 2/01/25	2/24 at 100.00	BBB	387,582
325	5.000%, 2/01/26	2/24 at 100.00	BBB	339,176
	Illinois State, General Obligation Bonds, Refunding Series 2012:
390	5.000%, 8/01/20	No Opt. Call	BBB	403,564
335	5.000%, 8/01/21	No Opt. Call	BBB	348,966
1,000	5.000%, 8/01/22	No Opt. Call	BBB	1,048,170
320	5.000%, 8/01/23	No Opt. Call	BBB	336,496
300	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/20	No Opt. Call	BBB	303,930
	Illinois State, General Obligation Bonds, Series 2013:
280	5.500%, 7/01/25	7/23 at 100.00	BBB	301,994
240	5.500%, 7/01/26	7/23 at 100.00	BBB	257,986
470	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series	1/26 at 100.00	AA–	527,218
	2016A, 5.000%, 12/01/31
450	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	AA–	496,795
	5.000%, 1/01/37
1,380	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds,	No Opt. Call	Aa2	1,375,170
	Series 2006, 0.000%, 12/01/18 – NPFG Insured
1,000	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria	12/18 at 79.62	AA	793,490
	County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,
	Series 2010:
725	5.000%, 6/01/19	No Opt. Call	A	737,803
1,025	5.250%, 6/01/21	No Opt. Call	A	1,098,544
220	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series	No Opt. Call	A	248,087
	2017, 5.000%, 6/01/25
160	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	165,856
	Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group,
	Inc., Series 2013:
50	7.250%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	61,694
95	7.250%, 11/01/36 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	117,219
200	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	250,350

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
$ 230	5.000%, 3/01/33	3/25 at 100.00	A	$ 250,764
145	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	158,091
500	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source,	No Opt. Call	A+	528,915
	Series 2012, 4.000%, 11/01/22
325	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax	10/19 at 103.00	BBB+	339,657
	General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22
19,355	Total Illinois			20,334,247
	Indiana – 2.0%
90	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B	90,552
	Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21
140	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A,	10/24 at 100.00	A	154,939
	5.000%, 10/01/31
255	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public	No Opt. Call	BBB+	259,677
	Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured
250	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012, 4.750%, 2/01/21	No Opt. Call	N/R	254,845
250	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding	8/24 at 100.00	A	277,967
	Series 2014, 5.000%, 2/01/29
875	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc.	No Opt. Call	A1	871,649
	Project, Series 2008, 1.850%, 6/01/44 (Mandatory put 10/01/19)
600	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc.	No Opt. Call	A1	657,348
	Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)
2,460	Total Indiana			2,566,977
	Iowa – 1.1%
500	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%,	6/20 at 100.00	A2 (5)	526,195
	6/15/27 (Pre-refunded 6/15/20)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company
	Project, Series 2013:
215	5.500%, 12/01/22	12/18 at 100.00	B	215,821
200	5.250%, 12/01/25	12/23 at 100.00	B	213,084
185	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	6/19 at 105.00	B	196,133
	Project, Series 2016, 5.875%, 12/01/27, 144A
220	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/22 at 103.00	B	230,639
	Project, Series 2018A, 5.250%, 12/01/50 (Mandatory put 12/01/33)
1,320	Total Iowa			1,381,872
	Kansas – 0.1%
105	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	No Opt. Call	A+	115,386
	Refunding & Improvement Series 2014A, 5.000%, 9/01/22
	Kentucky – 1.1%
550	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health,	6/27 at 100.00	Baa3	599,153
	Refunding Series 2017A, 5.000%, 6/01/31
285	Kentucky Public Energy Authority, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49	10/24 at 100.24	A1	300,949
	(Mandatory put 1/01/25)
340	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease	6/21 at 100.00	A1	363,759
	Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29
100	University of Kentucky, General Receipts Bonds, Refunding Series 2018A, 3.000%, 10/01/33 –	4/26 at 100.00	AA	94,991
	BAM Insured
1,275	Total Kentucky			1,358,852

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 3.1%
$ 240	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power	No Opt. Call	A–	$ 240,163
	Company Project, Refunding Series 2010, 1.600%, 1/01/19
455	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East	7/21 at 100.00	B+	457,498
	Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41
1,200	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/27 at 100.00	BBB	1,163,544
	Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017,
	3.500%, 11/01/32
150	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/26 at 100.00	A3	167,800
	Refunding Series 2016, 5.000%, 5/15/29
100	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/27 at 100.00	A3	112,102
	Refunding Series 2017, 5.000%, 5/15/30
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
525	5.000%, 5/15/22	No Opt. Call	A3	571,085
350	5.000%, 5/15/24	No Opt. Call	A3	392,088
110	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/25	No Opt. Call	AA–	125,760
100	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A	111,101
590	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series	No Opt. Call	BBB	618,674
	2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)
3,820	Total Louisiana			3,959,815
	Maine – 0.0%
35	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	37,993
	Maryland – 0.3%
335	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	BBB–	373,726
	5.000%, 9/01/30
	Massachusetts – 1.0%
200	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,	7/24 at 100.00	BB+	215,378
	Series 2014A, 5.000%, 7/01/27
500	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007,	12/18 at 100.00	N/R	500,960
	5.000%, 10/01/19
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc.,
	Series 2001A:
100	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	12/18 at 100.00	N/R	100,837
470	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/19 at 100.00	N/R	478,761
1,270	Total Massachusetts			1,295,936
	Michigan – 1.1%
400	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development	No Opt. Call	BB	316,696
	Area 1 Projects, Series 1996B, 0.000%, 7/01/23
150	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%,	No Opt. Call	A	172,605
	7/01/29 – FGIC Insured
150	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/25 at 100.00	A	162,941
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C,
	5.000%, 7/01/34
705	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County	12/25 at 100.00	A	774,746
	Airport, Refunding Series 2015F, 5.000%, 12/01/33 (Alternative Minimum Tax)
1,405	Total Michigan			1,426,988
	Missouri – 1.1%
100	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	99,929
	Shoppes Redevelopment Project, Refunding Series 2017A, 4.000%, 11/01/26

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 100	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	5/23 at 100.00	BBB+	$ 107,915
	Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
30	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	11/23 at 100.00	BBB	29,999
	Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32
1,070	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series	No Opt. Call	A2	1,097,199
	2005, 5.500%, 7/01/19 – NPFG Insured
125	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1989A,	7/20 at 100.00	AA+ (5)	132,799
	8.125%, 8/01/20 (Pre-refunded 7/01/20) (Alternative Minimum Tax)
1,425	Total Missouri			1,467,841
	Montana – 0.3%
260	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th Street,	1/23 at 100.00	N/R	270,769
	Series 2013A, 5.000%, 7/01/33
55	University of Montana, Revenue Bonds, Series 1996D, 5.375%, 5/15/19 – NPFG Insured (ETM)	No Opt. Call	N/R (5)	56,187
315	Total Montana			326,956
	Nebraska – 0.1%
100	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools	6/22 at 100.00	AA–	105,998
	Series 2012, 4.000%, 6/15/23
	Nevada – 2.3%
1,470	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	1,537,517
250	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A,	6/19 at 100.00	BBB+ (5)	260,368
	8.000%, 6/15/30 (Pre-refunded 6/15/19)
50	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence,	No Opt. Call	N/R	53,015
	Refunding Series 2013, 5.000%, 6/01/22
200	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power	No Opt. Call	A+	202,704
	Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory put 6/01/22)
775	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority,	7/21 at 100.00	AA	833,590
	Refunding Series 2011, 5.000%, 7/01/23
2,745	Total Nevada			2,887,194
	New Hampshire – 0.1%
105	Business Finance Authority of the State of New Hampshire, Water Facility Revenue Bonds,	1/26 at 100.00	A+	105,254
	Pennichuck Water Works, Inc. Project ,Series 2015A, 4.250%, 1/01/36 (Alternative Minimum Tax)
	New Jersey – 8.0%
510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds,	2/24 at 100.00	BBB+	548,163
	Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/30
300	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue	No Opt. Call	BBB–	320,622
	Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
150	4.000%, 6/15/19	No Opt. Call	BBB+	151,722
280	5.000%, 6/15/20	No Opt. Call	BBB+	291,444
150	5.000%, 6/15/21	No Opt. Call	BBB+	159,131
345	5.000%, 6/15/22	No Opt. Call	BBB+	371,758
375	5.000%, 6/15/23	6/22 at 100.00	BBB+	402,308
210	5.000%, 6/15/24	6/22 at 100.00	BBB+	224,683
510	5.000%, 6/15/25	6/22 at 100.00	BBB+	543,997
150	5.000%, 6/15/26	6/22 at 100.00	BBB+	159,513
100	4.250%, 6/15/27	6/22 at 100.00	BBB+	102,754
300	5.000%, 6/15/28	6/22 at 100.00	BBB+	317,409
220	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB	239,644
	Replacement Project, Series 2013, 5.000%, 1/01/28 (Alternative Minimum Tax)
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding	6/25 at 100.00	A–	1,094,510
	Series 2015XX, 5.000%, 6/15/27

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,095	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien	12/26 at 100.00	Aaa	$ 1,087,083
	Series 2017-1A, 3.750%, 12/01/31 (Alternative Minimum Tax)
1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	644,941
	Appreciation Series 2010A, 0.000%, 12/15/33
1,590	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D,	No Opt. Call	A–	1,740,462
	5.000%, 12/15/23
270	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue	No Opt. Call	BBB–	287,393
	Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)
250	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series	No Opt. Call	Baa1	250,148
	2012Q, 3.000%, 1/01/22
670	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	A–	762,969
	Bonds, Series 2018A, 5.000%, 6/01/29
600	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	No Opt. Call	BBB+	599,082
	Bonds, Series 2018B, 3.200%, 6/01/27
10,355	Total New Jersey			10,299,736
	New Mexico – 1.0%
715	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company –	No Opt. Call	Aa3	708,057
	Four Corners Project, Refunding Series 2005A, 1.875%, 4/01/29 (Mandatory put 4/01/20)
505	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding	8/19 at 100.00	Aa2	515,969
	Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)
1,220	Total New Mexico			1,224,026
	New York – 3.8%
220	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	AA+ (5)	231,572
	Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30 (Pre-refunded 1/15/20)
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds,
	Catholic Health System, Inc. Project, Series 2015:
210	5.000%, 7/01/23	No Opt. Call	BBB+	232,562
195	5.000%, 7/01/24	No Opt. Call	BBB+	218,720
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center	6/27 at 100.00	BBB–	223,512
	Obligated Group, Series 2017, 5.000%, 12/01/28, 144A
775	Dormitory Authority of the State of New York, State University Educational Facilities Revenue	5/22 at 100.00	AA	847,532
	Bonds, Third General Resolution, Series 2012A, 5.000%, 5/15/25
165	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	AA–	177,731
	2011A, 5.750%, 2/15/47
270	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	Aa3 (5)	293,639
	2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
240	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	218,484
170	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	144,986
835	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds,	No Opt. Call	A–	835,184
	New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory put
	5/01/20) (Alternative Minimum Tax)
85	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series	No Opt. Call	A–	86,478
	2013A, 5.000%, 5/01/19
	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding
	Bonds, Terminal One Group Association, L.P. Project, Series 2015:
60	5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A–	64,299
60	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	65,198
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport
	Terminal B Redevelopment Project, Series 2016A:
135	4.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	BBB	137,074
175	4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	177,235
185	5.000%, 7/01/34 (Alternative Minimum Tax)	7/24 at 100.00	BBB	198,031
275	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	290,133

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 400	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding	No Opt. Call	AA–	$ 436,612
	Series 2013B, 5.000%, 11/15/21
4,655	Total New York			4,878,982
	North Carolina – 1.4%
125	Chatham County, North Carolina, Limited Obligation Bonds, Series 2018, 3.125%, 11/01/35	11/28 at 100.00	AA+	118,700
1,315	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C,	1/26 at 100.00	A	1,494,274
	5.000%, 1/01/29
250	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital Appreciation	7/26 at 96.08	BBB–	179,303
	Series 2017C, 0.000%, 7/01/27
1,690	Total North Carolina			1,792,277
	North Dakota – 0.9%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center
	Project, Series 2014A:
200	5.000%, 7/01/29 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	215,064
650	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	698,958
170	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C,	No Opt. Call	BBB–	190,749
	5.000%, 6/01/28
1,020	Total North Dakota			1,104,771
	Ohio – 5.4%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
95	5.375%, 6/01/24	11/18 at 100.00	B–	94,996
1,705	5.125%, 6/01/24	11/18 at 100.00	B–	1,690,610
725	5.875%, 6/01/30	11/18 at 100.00	B–	728,603
150	5.750%, 6/01/34	11/18 at 100.00	B–	150,000
480	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project,	6/23 at 100.00	Baa2	496,411
	Series 2013, 5.000%, 6/15/43
50	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding	12/18 at 100.00	A–	50,133
	Series 2008C, 5.500%, 8/15/24
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,
	Series 2012C:
25	4.000%, 10/01/18	No Opt. Call	Aa3	25,000
30	4.000%, 10/01/19	No Opt. Call	Aa3	30,608
40	4.000%, 10/01/20	No Opt. Call	Aa3	41,535
45	5.000%, 10/01/21	No Opt. Call	Aa3	48,554
35	5.000%, 10/01/22	No Opt. Call	Aa3	38,463
45	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	30,431
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)
100	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	67,625
	Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23
	(Mandatory put 3/01/19) (6)
260	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	252,200
	Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/19 (6)
425	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	287,406
	Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18) (6)
90	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	60,863
	Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (6)
130	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	87,913
	Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (Mandatory
	put 6/01/20) (6)
45	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project,	No Opt. Call	N/R	45,104
	Series 2017, 3.750%, 1/15/28, 144A (Alternative Minimum Tax)
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	Aa3	1,936,000
	Convertible Series 2013A-3, 0.000%, 2/15/34 (4)

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 230	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	$ 155,538
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21) (6)
120	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	81,150
	Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (6)
110	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	74,388
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory put 6/03/19) (6)
110	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	74,388
	Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20) (6)
220	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	148,775
	Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory put 7/01/20) (6)
235	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	158,919
	Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory put 6/03/19) (6)
100	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	101,606
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27
7,600	Total Ohio			6,957,219
	Oklahoma – 1.0%
800	Caddo County Governmental Building Authority, Oklahoma, Sales Tax Revenue Bonds, Refunding	9/28 at 100.00	BBB+	790,440
	Series 2018, 3.625%, 9/01/33
250	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease	12/27 at 100.00	A	284,210
	Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/31
200	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project,	No Opt. Call	Baa3	227,350
	Series 2018B, 5.000%, 8/15/28
1,250	Total Oklahoma			1,302,000
	Oregon – 0.9%
1,250	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation	6/27 at 85.82	AA+	784,375
	Bonds, Deferred Interest Series 2017B, 0.000%, 6/15/31
325	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel	No Opt. Call	A+	323,661
	Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory put 8/14/23)
1,575	Total Oregon			1,108,036
	Pennsylvania – 6.2%
100	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	No Opt. Call	Ba1	109,222
	Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A
220	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	148,775
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (6)
200	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds,	No Opt. Call	A1	192,778
	Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory put 9/01/22)
455	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds,	No Opt. Call	A1	438,743
	Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory put 8/15/22)
200	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue	12/19 at 100.00	N/R (5)	213,442
	Bonds, Series 2009, 7.750%, 12/15/27 (Pre-refunded 12/15/19)
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	BBB	498,880
	Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34
	(Mandatory put 9/01/20)
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	BBB	499,125
	Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30
	(Mandatory put 4/01/20)
5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	12/18 at 100.00	N/R	3,381
	Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41
	(Mandatory put 12/03/18) (6)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 355	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert	10/19 at 100.00	N/R (5)	$ 368,259
	Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)
500	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	559,475
	Capitol Region Parking System, Junior Guaranteed Series 2013B, 5.500%, 1/01/27
250	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	280,768
	Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/26 – AGM Insured
230	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	No Opt. Call	BBB	257,842
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/25 (Alternative
	Minimum Tax)
95	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Arts,	No Opt. Call	N/R (5)	97,501
	Series 1999, 5.150%, 3/15/20 – RAAI Insured (ETM)
250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/27 at 100.00	AA+	241,863
	2017-125A, 3.400%, 10/01/32 (Alternative Minimum Tax)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
115	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	123,378
475	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA- (5)	509,604
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second
	Series 2016B-2:
310	5.000%, 6/01/29	6/26 at 100.00	A3	346,527
855	5.000%, 6/01/35	6/26 at 100.00	A3	935,703
250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third Series	12/27 at 100.00	A3	278,755
	2017, 5.000%, 12/01/32
370	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 –	No Opt. Call	N/R (5)	388,907
	NPFG Insured (ETM)
65	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and	7/19 at 100.00	N/R	63,963
	Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21
880	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health	5/19 at 100.00	AA–	902,053
	East, Series 2009D, 6.250%, 11/15/34
105	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016,	5/24 at 100.00	BB+	111,974
	5.000%, 11/15/26
60	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds,	No Opt. Call	BB+	56,707
	Marywood University, Series 2016, 3.375%, 6/01/26
330	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community	No Opt. Call	A- (5)	363,208
	Hospital Project, Refunding & Improvement Series 2011, 5.750%, 8/01/21 (ETM)
7,675	Total Pennsylvania			7,990,833
	Rhode Island – 0.2%
200	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England	9/23 at 100.00	BB- (5)	229,372
	Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)
	South Carolina – 3.7%
15	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds,	No Opt. Call	A1	15,449
	Refunding Series 2011, 5.000%, 11/01/19
195	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series	11/23 at 100.30	Aa2	205,912
	2018A, 4.000%, 10/01/48 (Mandatory put 2/01/24)
1,540	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series	No Opt. Call	A3 (5)	1,558,418
	1991, 6.750%, 1/01/19 – FGIC Insured (ETM)
2,890	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series	No Opt. Call	A3	2,923,900
	1991, 6.750%, 1/01/19 – FGIC Insured
4,640	Total South Carolina			4,703,679

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 1.2%
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue
	Bonds, Covenant Health, Refunding Series 2012A:
$ 105	4.000%, 1/01/22	No Opt. Call	A	$ 110,148
180	5.000%, 1/01/23	No Opt. Call	A	197,791
100	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,	No Opt. Call	N/R	97,545
	Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 4.625%,
	6/15/27, 144A
100	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018,	8/25 at 100.22	A	105,160
	4.000%, 11/01/49 (Mandatory put 11/01/25)
920	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%,	2/23 at 108.92	A	963,902
	5/01/48 (Mandatory put 5/01/23)
1,405	Total Tennessee			1,474,546
	Texas – 6.2%
10	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series	5/20 at 100.00	AA (5)	10,601
	2010, 5.875%, 5/01/40 (Pre-refunded 5/01/20)
	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Refunding Bonds,
	Series 2009:
65	5.000%, 5/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (5)	66,157
165	5.000%, 5/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (5)	167,937
25	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities	No Opt. Call	C	–
	Electric Company, Series 2003D, 5.400%, 10/01/29 (6)
540	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%,	1/21 at 100.00	BBB+ (5)	587,795
	1/01/46 (Pre-refunded 1/01/21)
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	BBB+	1,112,900
	5.000%, 1/01/31
155	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series	No Opt. Call	A3	173,403
	2014C, 5.000%, 11/15/24
395	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series	11/24 at 100.00	AA	445,205
	2014A, 5.000%, 11/15/26 – AGM Insured
50	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	BB	53,710
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	No Opt. Call	A2	437,840
	Project, Series 2001B, 0.000%, 9/01/23 – AMBAC Insured
430	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series	11/25 at 100.00	A1	482,443
	2015, 5.000%, 11/01/28 (Alternative Minimum Tax)
300	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	315,744
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
100	5.000%, 12/01/25	No Opt. Call	B1	104,208
100	5.250%, 12/01/28	12/25 at 100.00	B1	103,491
250	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series	10/18 at 103.00	BB–	257,710
	2016B, 5.750%, 10/01/31, 144A (Alternative Minimum Tax)
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,
	Children’s Medical Center Dallas Project, Series 2012:
450	5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (5)	497,187
380	5.000%, 8/15/25 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (5)	419,847
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital
	Appreciation Series 2011C:
100	0.000%, 9/01/43 (Pre-refunded 9/01/31) (4)	9/31 at 100.00	N/R (5)	107,737
490	0.000%, 9/01/45 (Pre-refunded 9/01/31) (4)	9/31 at 100.00	N/R (5)	578,450
760	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series	9/21 at 100.00	N/R (5)	819,956
	2011D, 5.000%, 9/01/24 (Pre-refunded 9/01/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 465	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A,	No Opt. Call	A+	$ 514,118
	5.000%, 1/01/23
110	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series	12/22 at 100.00	A3	117,813
	2012, 5.000%, 12/15/32
475	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier	8/24 at 100.00	BBB+	516,164
	Refunding Series 2015C, 5.000%, 8/15/31
7,315	Total Texas			7,890,416
	Virginia – 0.7%
100	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal	No Opt. Call	BBB	99,685
	Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)
575	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	618,539
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)
200	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal	No Opt. Call	A2	199,366
	Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40
	(Mandatory put 9/01/20)
875	Total Virginia			917,590
	Washington – 2.2%
1,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%, 4/01/23	No Opt. Call	AA–	1,103,920
	(Alternative Minimum Tax)
1,050	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A+	1,106,333
	Center, Series 2011A, 5.375%, 1/01/31
585	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds,	12/22 at 100.00	Baa2	619,234
	Whidbey General Hospital, Series 2013, 5.500%, 12/01/33
2,635	Total Washington			2,829,487
	West Virginia – 0.6%
100	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University	No Opt. Call	N/R	99,145
	Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A,
	4.500%, 6/01/27, 144A
115	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy	No Opt. Call	Baa3	110,485
	Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (Alternative Minimum Tax)
250	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds,	No Opt. Call	A–	244,770
	Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put
	9/01/20) (Alternative Minimum Tax)
115	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds,	No Opt. Call	A–	114,660
	Wheeling Power Company – Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory put
	4/01/22) (Alternative Minimum Tax)
240	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	239,246
	System Obligated Group, Improvement Series 2017A, 3.375%, 6/01/29
820	Total West Virginia			808,306
	Wisconsin – 4.0%
600	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream	12/27 at 100.00	N/R	676,758
	@ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A
185	Public Finance Authority of Wisconsin, Revenue Bonds, Denver international Airport Great Hall	9/27 at 100.00	BBB–	198,716
	Project, Series 2017, 5.000%, 9/30/49 (Alternative Minimum Tax)
350	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management	5/26 at 100.00	A–	338,702
	Inc., Refunding Series 2016A-2, 2.875%, 5/01/27 (Alternative Minimum Tax)
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
755	4.000%, 4/01/20	No Opt. Call	AA–	775,581
45	5.000%, 4/01/22	No Opt. Call	AA–	49,108
325	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care,	No Opt. Call	AA (5)	341,897
	Inc., Series 2010B, 5.000%, 7/15/20 (ETM)

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments (continued)
September 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care,	7/21 at 100.00	AA (5)	$ 728,447
	Inc., Series 2012A, 5.000%, 7/15/25 (Pre-refunded 7/15/21)
1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare	12/24 at 100.00	AA–	1,682,115
	Inc., Series 2015, 5.000%, 12/15/26
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
45	5.000%, 5/01/21	5/19 at 100.00	Aa2	45,780
30	5.375%, 5/01/25	5/19 at 100.00	Aa2	30,593
35	5.625%, 5/01/28	5/19 at 100.00	Aa2	35,736
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
30	5.375%, 5/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (5)	30,608
5	5.625%, 5/01/28 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (5)	5,108
35	6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (5)	35,834
155	6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (5)	158,695
4,770	Total Wisconsin			5,133,678
$ 125,525	Total Municipal Bonds (cost $123,047,893)			127,075,967

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$ 16	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$ 10,316
4	Las Vegas Monorail Company, Senior Interest Bonds (4), (7), (8)	5.500%	7/15/55	N/R	2,234
$ 20	Total Corporate Bonds (cost $1,108)				12,550
	Total Long-Term Investments (cost $123,049,001)				127,088,517
	Other Assets Less Liabilities – 1.0%				1,295,457
	Net Assets – 100%				$ 128,383,974

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund's Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund's records.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
September 30, 2018 (Unaudited)

Assets
Long-term investments, at value (cost $123,049,001)	$127,088,517
Receivable for:
Interest	1,537,354
Investments sold	455,000
Other assets	1,707
Total assets	129,082,578
Liabilities
Cash overdraft	197,104
Payable for:
Dividends	322,370
Investments purchased	52,805
Accrued expenses:
Management fees	48,453
Trustees fees	832
Other	77,040
Total liabilities	698,604
Net assets	$128,383,974
Shares outstanding	12,445,363
Net asset value (“NAV”) per share outstanding	$10.32
Net assets consist of:
Shares, $.01 par value per share	$124,454
Paid-in surplus	123,843,456
Total distributable earnings	4,416,064
Net assets	$128,383,974
Authorized shares	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended September 30, 2018 (Unaudited)

Investment Income	$2,413,887
Expenses
Management fees	296,189
Custodian fees	23,682
Trustees fees	1,861
Professional fees	11,740
Shareholder reporting expenses	15,665
Shareholder servicing agent fees	1,798
Stock exchange listing fees	3,345
Investor relations expenses	1,718
Other	9,168
Total expenses	365,166
Net investment income (loss)	2,048,721
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(83,228)
Change in net unrealized appreciation (depreciation) of investments	(267,154)
Net realized and unrealized gain (loss)	(350,382)
Net increase (decrease) in net assets from operations	$1,698,339

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	Six Months	Year
	Ended	Ended(1)
	9/30/18	3/31/18
Operations
Net investment income (loss)	$2,048,721	$4,168,681
Net realized gain (loss) from investments	(83,228)	21,782
Change in net unrealized appreciation (depreciation) of investments	(267,154)	386,371
Net increase (decrease) in net assets from operations	1,698,339	4,576,834
Distributions to Shareholders(2)
Dividends(3)	(1,947,699)	(3,906,599)
Decrease in net assets from distributions to shareholders	(1,947,699)	(3,906,599)
Net increase (decrease) in net assets	(249,360)	670,235
Net assets at the beginning of period	128,633,334	127,963,099
Net assets at the end of period	$128,383,974	$128,633,334

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended March 31, 2018, the Fund’s distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

Financial Highlights (Unaudited)
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Ending NAV	Ending Share Price
Year Ended 3/31:
2019(c)	$10.34	$0.16	$(0.02)	$0.14	$(0.16)	$—		$(0.16)	$10.32	$9.58
2018	10.28	0.33	0.04	0.37	(0.31)	—		(0.31)	10.34	9.69
2017	10.64	0.32	(0.36)	(0.04)	(0.32)	—	*	(0.32)	10.28	9.93
2016	10.59	0.32	0.06	0.38	(0.33)	—		(0.33)	10.64	10.57
2015	10.38	0.34	0.21	0.55	(0.34)	—		(0.34)	10.59	10.78
2014	10.63	0.36	(0.27)	0.09	(0.34)	—		(0.34)	10.38	10.18

		Ratios/Supplemental Data

Total Returns			Ratios to Average Net Assets
	Based				Net
Based	on	Ending			Investment		Portfolio
on	Share	Net Assets			Income		Turnover
NAV(a)	Price(a)	(000)	Expenses		(Loss)		Rate(b)

1.33%	0.47%	$128,384	0.57	%**	3.17	%**	8%
3.65	0.67	128,633	0.58		3.20		18
(0.43)	(3.13)	127,963	0.58		3.01		15
3.66	1.24	132,337	0.57		3.01		20
5.37	9.39	131,818	0.58		3.23		16
0.95	1.83	129,153	0.58		3.44		15

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(c)	For the six months ended September 30, 2018.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies
General Information
Fund Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Select Maturities Municipal Fund (NIM) (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on July 23, 1992.
The end of the reporting period for the Fund is September 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2018 (the “current fiscal period”).
Investment Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objective and Principal Investment Strategies
The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in an investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Sub-Adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Sub-Adviser will actively monitor the effective maturities of the Fund’s investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Notes to Financial Statements (Unaudited) (continued)

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$127,075,967	$—		$127,075,967
Corporate Bonds**	—	—	12,550	***	12,550
Total	$—	$127,075,967	$12,550		$127,088,517

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
The Fund did not have any share transactions during the current and prior fiscal period.
5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period aggregated $11,367,046 and $10,523,560, respectively.
6. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

Notes to Financial Statements (Unaudited) (continued)

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2018.

Tax cost of investments	$122,854,495
Gross unrealized:
Appreciation	$4,886,952
Depreciation	(652,930)
Net unrealized appreciation (depreciation) of investments	$4,234,022

Permanent differences, primarily due to taxable market discount and federal taxes paid, resulted in reclassifications among the Fund’s components of net assets as of March 31, 2018, the Fund’s last tax year end, as follows:

Paid-in-surplus	$(49)
Undistributed (Over-distribution of) net investment income	(10,639)
Accumulated net realized gain (loss)	10,688

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2018, the Fund’s last tax year end, were as follows:

Undistributed net tax-exempt income[1]	$483,812
Undistributed net ordinary income[2]	40,795
Undistributed net long-term capital gains	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2018, paid on April 2, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended March 31, 2018 was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$3,882,953
Distributions from net ordinary income[2]	23,646
Distributions from net long-term capital gains	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of March 31, 2018, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward - not subject to expiration	$167

7. Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For the next $3 billion	0.2250
For managed assets over $5 billion	0.2125

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily net assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2018, the complex-level fee rate for the Fund was 0.1588%.

Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Fund did not engage in inter-fund trades pursuant to these procedures.
8. Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The credit facility expires in July 2019 unless extended or renewed.

Notes to Financial Statements (Unaudited) (continued)

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, the Fund did not enter into any inter-fund loan activity.
9. New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532. For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets. Prior to these modifications, the Fund’s Statement of Changes reflected an UNII balance of $380,051 as of March 31, 2018. All other amounts have remained unchanged.

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NIM
Shares repurchased	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the invest- ment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receiv- ables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local govern- ments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.
In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
●
Fund Rationalizations - continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

●
Product Innovations - developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

●
Risk Management Enhancements - continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

●
Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;

●
Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

●	with respect specifically to closed-end funds, such initiatives also included:
●●
Leverage Management Services - continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

●●
Capital Management Services - continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

●●	Data and Market Analytics - continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;
●●
Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

●●	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.
The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Fund over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of the Fund. In this regard, the Board reviewed fund performance over the quarter-, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board noted that the Fund ranked in the third quartile of its Performance Peer Group and outperformed its benchmark in the one-, three- and five-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low in relevancy. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of the Fund. More specifically, the Independent Board Members reviewed, among other things, the Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017, which included the Fund. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.
The Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio higher than the peer average. The Independent Board Members noted that the Fund’s net expense ratio was higher than the average of the Peer Universe primarily due to the odd composition of the Peer Universe which contained only one non-Nuveen fund. The Independent Board Members noted that the Fund’s net expense ratio was below that of the non-Nuveen peer. The Independent Board Members were satisfied with the explanation of the differential.
Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.
The Board recognized that the Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin

(pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as the Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Fund on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-A-0918D 650713-INV-B-11/19

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: December 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: December 5, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: December 5, 2018